                                                              EXHIBIT NO. 23.02

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-12619 of Hyperion Telecommunications, Inc. of our report dated June 13, 1997 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Pittsburgh, Pennsylvania
November 4, 1997